UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  May 28, 2019

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Suite E, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 13, 2019, DPW Holdings, Inc., a Delaware corporation (the “Company”), entered into a Note Purchase Agreement (the “First Agreement”) in a bridge financing (the “Financing”), whereby the Company sold and issued to an investor a promissory note in the principal amount of $575,000 (the “First Note”) for the purchase price of $500,000, plus a 15% loan fee in the amount of $75,000. The principal amount shall be due and payable on or prior to August 9, 2019, subject to extensions as set forth in the First Note.

Subsequently, on May 21, 2019, the Company and another investor entered into a second Note Purchase Agreement (together with the First Agreement, the “NPAs”), pursuant to which the Company sold and issued an additional promissory note in the principal amount of $230,000 (the “Second Note”) together with the First Note, the “Notes”), for a purchase price of $200,000, plus a 15% loan fee in the amount of $30,000. As of the date hereof, an aggregate total of $700,000 has been raised in the Financing. The principal amount of the Second Note shall be due and payable on or prior to August 21, 2019, subject to extensions as set forth therein. The Notes do not accrue any interest and may be prepaid by the Company at any time, without notice, premium or penalty.

The foregoing descriptions of the NPAs and Notes do not purport to be complete and are qualified in their entirety by reference to the form of NPA and form of Note which are annexed hereto as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The form of NPA has been included to provide investors and stockholders with information regarding its terms.  It is not intended to provide any other factual information about the Company.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

Exhibit No.	Description

10.1	Form of Note Purchase Agreement
10.2	Form of Promissory Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.
a Delaware corporation

Dated: May 28, 2019	/s/ Milton C. Ault
Milton C. Ault Chief Executive Officer